Exhibit 99.2

1 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. Fourth Quarter and Full Year 2014 Earnings Call Presentation March 31, 2015

2 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. Safe Harbor Statement This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are only predictions and are not guarantees of future performance . Any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc . and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward - looking statements . These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company’s periodic filings (including Forms 8 - K, 10 - K and 10 - Q) or other documents filed with the Securities and Exchange Commission . For more detailed information on the Company, please refer to the Company filings with the Securities and Exchange Commission, which are readily available at http : //www . sec . gov, or through the Company’s Investor Relations website at http : //www . gshi - steel . com . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise .

3 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. China Steel Industry Dynamics Agenda Equipment Upgrades at Longmen Joint Venture Sharp Fall in ASP after APEC Internet - of - Things Opportunities and Pipelines Review of Fourth Quarter and Full Year 2014 Financials

4 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. 70% 80% 90% Sharp Fall in ASP after APEC Profitability Deterioration Continues in 2015 Sharp Fall in ASP since mid - Nov. 2014 CNY/ mt Accelerated Production after APEC % *Utilization rate of national blast furnaces in China, from Guojin Securities 2,000 2,500 3,000 3,500 *Source: China domestic steel rebar 25mm spot average price from Bloomberg ASP in December Down by 5.2% MoM Utilization in December Averaged 91% *Database from Bloomberg China Steel Prices Dropped F aster than Iron Ore Thus Far in 2015

5 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. Equipment Upgrades Blast Furnaces at Longmen Joint Venture Sintering Machines at Longmen Joint Venture 4 x 1,280 m 3 450 m 3 1,880 m 3 450 m 2 4 00 m 2 The Company to launch the upgraded equipment in First Quarter 2015 , and cut unit production cost by RMB 89/mt once production normalizes. 265 m 2

China Steel Industry Dynamics

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Steel Capacity Trimming Underway

- MIIT Announced Three Batches of Qualified Steel Mills

	No. of Steel Producers	Date Announced
1st Batch	45	April 28, 2013
2nd Batch	113	January 2, 2014
3rd Batch	147	November 2, 2014
Total	**305**	

Source: MIIT, GSI was included in the first batch of the List

- China Obsolete Iron and Steel Capacity Cut Roadmap

	MIIT Target	Actual Elimination
2012	17.8 mln metric tons	20.2 mln metric tons
2013	10.4 mln metric tons	16.9 mln metric tons
2014	28.7 mln metric tons	31.1 mln metric tons
Accumulated elimination from 2010~14		**90 mln metric tons**

- Fixed-asset investments in China's steel industry fell 5.9% in 2014

Challenging Domestic Demand

- China entering into "new normal" modest economic growth phase
- Tighter environmental control initiates from the government to improve up air quality
- China Introduces *One Belt and One Road* strategy to absorb over-capacity through promoting China's infrastructure investment into less-developed countries


China Apparent Steel Consumption
Grew 1.7% in 2014
China Annual Steel Apparent Consumption (mt) (R1) 0.743B
China Annual Steel Production Yoy (%) (L1) 0.90
China Annual Steel Exports Yoy (%) (L2) 50.5
Source: China National Bureau of Statistics, China Customs

*Database from Bloomberg

6

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call.

7 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. Internet - of - Things Opportunities & Pipelines C ommon vision and commitment with u nique combination of necessary resources : B ulk commodity and technology sectors are converging at an accelerating pace, fueled by a revolution in Internet - of - Things Intelligent Parking Management & Payment Platform x L everage on GSI vertical resources and expertise . x Started a trial asset management system for Tewoo Group at 7 logistic storage centers in Wuxi. x Recurring revenue stream , with initial shipping the first batch of samples expected in April . x L ong - term target is to build a comprehensive cloud - based IoT platform for bulk commodity logistic . Logistic RFID Tags for Bulk Commodity x Pursuing the urgent and thus far unmet demand for better parking management. x Enhances parking lot’s efficiency and utilization, facilitated with integrated settlement and collection system. x Developing an IOS and Android based mobile App, applying patent. x A nticipate s coverage to reach 1,500 parking lots with 12 months. x R ecurring revenue sharing of approximately 3% of the total transaction , as well as securing attractive cash cycle and cash flow .

8 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. Items 4 Q 2014 4 Q 2013 Y - o - Y% Total Sales Volume (Thousands MT) 1,352 1,154 +17.1% ASP of Rebar** (US$ /MT) 402.7 475.4 - 15.3% Revenue (US$ million) 544.4 5 48.7 - 0 .8% Gross Loss (US$ million) - 34.3 - 32.7 - 4.9% Operating Income* (US$ million) 22.7 21.7 +4.5% Finance Expense (US$ million) - 21.9 - 23.0 - 4.5% EPS* (US$) 0.16 - 0.002 N.A. Fourth Quarter 2014 Financial Summary Sales Volume Breakdown • Includes $79.3 million change in fair value of profit sharing liability for the fourth quarter of 2014. • ** ASP of rebar at Longmen Joint Venture Thousands MT Operating Expense Breakdown 9.5 9.4 15.3 12.8 4Q 2013 4Q 2014 G&A Expense Selling Expense USD Million 1,152 1,347 2 5 4Q 2013 4Q 2014 Other Subsidiaries Longmen Joint Venture $24.8 $22.2

9 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. Balance Sheet Summary AS OF (USD 1,000) December 31, 2014 December 31, 2013 Assets: Cash and Restricted Cash $367,326 $431,300 Accounts Receivable $17,819 $7,020 Notes Receivable $10,290 $60,054 Inventories $156,327 $212,921 Advances on Inventory Purchases $119,436 $127,900 Total Current Assets $970,409 $1,380,724 Property Plant and Equipment $ 1,543,136 $1,271,907 Total Assets $ 2,565,224 $2,700,358 Liabilities: Short Term Notes Payable $661,635 $1,017,830 Accounts Payable $820,584 $670,671 Short Term Loan $364,599 $490,677 Customer Deposits $225,590 $152,741 Taxes Payable $5,201 $4,628 Total Current Liabilities $ 2,251,413 $ 2,562,140 Capital Lease Obligations, noncurrent $ 393,252 $ 375,019 Profit Sharing Liability $ 70,422 $ 162,295

10 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. • Includes $91.0 million change in fair value of profit sharing liability for 2014; • * * ASP of rebar at Longmen Joint Venture Items FY 2014 FY 2013 Y - o - Y% Total Sales Volume (Thousands MT) 5,423 5,100 +6.3% ASP of Rebar** (US$/per MT) 422.2 490.7 - 14.0% Revenue (US$ million) 2,289.4 2,463.7 - 7.1% Gross Loss (US$ million) - 19.2 - 55.9 - 65.7% Operating Loss/Profit* (US$ million) - 6.7 34.4 N.A. Finance Expense (US$ million) - 96.7 - 91.9 +5.2% Loss per Share* (US$) - 0.86 - 0.60 N.A. Full Year 2014 Financial Summary Sales Volume Breakdown Operating Expense Breakdown $34.1 $34.1 $50.1 $44.5 FY 2013 FY 2014 Selling Expense G&A Expense 4,994 5,411 106 12 FY 2013 FY 2014 Longmen Joint Venture Other Subsidiaries Thousands MT USD Million

11 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 2014 earnings call. 11 Q&A Joyce Sung General Steel Holdings, Inc. Tel: +1 - 347 - 534 - 1435 Email: joyce.sung@gshi - steel.com